SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 2002
                                                          -------------

                               OMNICOM GROUP INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                                    --------
                 (State or Other Jurisdiction of Incorporation)

          1-10551                                       13-1514814
  ------------------------                 ------------------------------------
  (Commission File Number)                 (I.R.S. Employer Identification No.)

                437 Madison Avenue, New York, New York    10022
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 415-3600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events.

      This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Omnicom Group Inc. for the purpose of providing the information set forth in the press release published by Omnicom on March 1, 2002, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Exhibits.

      The following exhibit is filed herewith:

      99.1 Press release published on March 1, 2002.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OMNICOM GROUP INC.

                                            By:  /s/ Robert A Profusek
                                                 ------------------------
                                                 Robert A. Profusek
                                                 Executive Vice President

Date: March 22, 2002


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                            Description
------                            -----------

99.1        Press release published by Omnicom Group Inc. on March 1, 2002.